20. CAPITAL COMMITMENT	12 Months Ended
Dec. 31, 2024
Notes
20. CAPITAL COMMITMENT

20.CAPITAL COMMITMENT

As at December 31, 2024, the Company has entered into a contractual agreement for the acquisition of a residential property located in Sharjah, United Arab Emirates, intended to be used for accommodating Company personnel. The total contracted purchase price is AED 2,403,000 (approximately CAD , of which AED 217,310 has been paid as at the reporting date and recorded as a capital advance.

The remaining balance of AED 2,185,690 (approximately CAD [insert equivalent amount]) is payable in scheduled installments through May 2027, as per the agreed payment plan with the developer, Arada Developments LLC.